UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2023

ALTO INGREDIENTS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South Second Street Pekin, Illinois	61554
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ALTO	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Employment Agreement with Bryon T. McGregor

On August 24, 2023, the Compensation Committee of the board of directors of Alto Ingredients, Inc. (the “Company”) approved, and effective on September 17, 2023, the Company entered into, a Second Amended and Restated Employment Agreement with Bryon T. McGregor.

Mr. McGregor’s employment agreement provides for at-will employment as the Company’s President and Chief Executive Officer. Mr. McGregor’s annual base salary is approximately $525,000, retroactive to August 1, 2023. Mr. McGregor is eligible to participate in the Company’s short-term incentive plan with a pay-out target of 70% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of the Company’s board of directors. Mr. McGregor is also entitled to participate in the Company’s long-term incentive plan with a payout target of $700,000. In addition, upon effectiveness of his employment agreement, Mr. McGregor received a grant of 150,000 shares of the Company’s common stock which will vest 33% on April 1, 2024, 33% on April 1, 2025 and 34% on April 1, 2026.

Upon termination by the Company without cause or resignation by Mr. McGregor for good reason, other than in anticipation of, or on or within twenty-four months after a change-in-control, Mr. McGregor is entitled to receive (i) a cash severance payment equal to eighteen months of his base salary, (ii) a cash severance payment equal to 150% of his total target short-term incentive plan award, (iii) on a monthly basis, an additional cash severance payment equal to the portion of the insurance premiums the Company was paying prior to Mr. McGregor’s termination of employment with respect to health insurance benefits coverage previously provided by the Company to Mr. McGregor for a period of eighteen months after Mr. McGregor’s date of separation; provided, however, that no such additional cash severance payments shall be made following the effective date of Mr. McGregor’s coverage by a medical, dental or vision insurance plan of a subsequent employer, and (iv) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. McGregor prior to Mr. McGregor’s termination which are unvested as of the date of termination.

However, if Mr. McGregor is terminated without cause or resigns for good reason in anticipation of or twenty-four months after a change in control, Mr. McGregor is entitled to (i) a cash severance payment equal to thirty-six months of base salary, (ii) a cash severance payment of 300% of his total target short-term incentive plan award, (iii) on a monthly basis, an additional cash severance payment equal to the portion of the insurance premiums the Company was paying prior to Mr. McGregor’s termination of employment with respect to health insurance benefits coverage previously provided by the Company to Mr. McGregor for a period of thirty-six months after Mr. McGregor’s date of separation; provided, however, that no such additional cash severance payments shall be made following the effective date of Mr. McGregor’s coverage by a medical, dental or vision insurance plan of a subsequent employer, and (iv) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. McGregor prior to Mr. McGregor’s termination that are unvested as of the date of termination.

If the Company terminates Mr. McGregor’s employment upon his disability, Mr. McGregor is entitled to a cash severance payment equal to twelve months of base salary. In addition, in the event of Mr. McGregor’s disability and if he or someone authorized to act on his behalf executes and delivers an agreed release agreement and allows the release to become effective, the Company agrees to accelerate the vesting of any equity awards granted to Mr. McGregor prior to the termination of his employment such that 100% of all shares or options subject to such awards which are unvested as of termination shall be accelerated and deemed fully vested as of the effectiveness of the release.

If Mr. McGregor dies, the Company agrees to accelerate the vesting of any equity awards granted to Mr. McGregor prior to his death such that 100% of all shares or options subject to such awards which are unvested as of his death will be accelerated and deemed fully vested.

The term “for good reason” is defined in Mr. McGregor’s employment agreement as (i) the assignment to Mr. McGregor of any duties or responsibilities that result in the material diminution of Mr. McGregor’s authority, duties or responsibility, (ii) a material reduction by the Company in Mr. McGregor’s annual base salary, except to the extent the base salaries of all of the Company’s other executive officers are accordingly reduced, (iii) a relocation of Mr. McGregor’s place of work, or the Company’s principal executive offices if Mr. McGregor’s principal office is at these offices, to a location that increases Mr. McGregor’s daily one-way commute by more than thirty-five miles, or (iv) any material breach by the Company of any material provision of the Agreement.

The term “cause” is defined in Mr. McGregor’s employment agreement as (i) Mr. McGregor’s indictment or conviction of any felony or of any crime involving dishonesty, (ii) Mr. McGregor’s participation in any fraud or other act of willful misconduct against the Company (including any material breach of Company policy that causes or reasonably could cause harm to the Company), (iii) Mr. McGregor’s refusal to comply with any of the Company’s lawful directives, (iv) Mr. McGregor’s material breach of his fiduciary, statutory, contractual, or common law duties to the Company (including any material breach of his employment agreement), or (v) conduct by Mr. McGregor which, in the good faith and reasonable determination of the Company’s board of directors, demonstrates gross unfitness to serve; provided, however, that in the event that any of the foregoing events is reasonably capable of being cured, the Company shall, within twenty days after the discovery of the event, provide written notice to Mr. McGregor describing the nature of the event and Mr. McGregor shall thereafter have ten business days to cure the event.

Under the terms of Mr. McGregor’s employment agreement, the term “change in control” is deemed to have occurred if, in a single transaction or series of related transactions (i) any person (as the term is used in Section 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), or persons acting as a group, other than a trustee or fiduciary holding securities under an employee benefit program, is or becomes a “beneficial owner” (as defined in Rule 13-3 under the Exchange Act), directly or indirectly of securities of the Company representing a majority of the combined voting power of the Company, (ii) there is a merger, consolidation or other business combination transaction of the Company with or into another corporation, entity or person, other than a transaction in which the holders of at least a majority of the shares of voting capital stock of the Company outstanding immediately prior to the transaction continue to hold (either by the shares remaining outstanding or by their being converted into shares of voting capital stock of the surviving entity) a majority of the total voting power represented by the shares of voting capital stock of the Company (or the surviving entity) outstanding immediately after the transaction, or (iii) all or substantially all of the Company’s assets are sold.

The description of Mr. McGregor’s employment agreement does not purport to be complete and is qualified in its entirety by reference to Mr. McGregor’s employment agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Employment Agreement with Michael D. Kandris

On August 24, 2023, the Compensation Committee of the board of directors of the Company approved, and effective on September 18, 2023, the Company entered into, a Third Amended and Restated Employment Agreement with Michael D. Kandris.

Mr. Kandris’s employment agreement provides for at-will employment as the Company’s Interim Chief Operating Officer. Mr. Kandris’s annual base salary is approximately $528,403. Mr. Kandris is eligible to participate in the Company’s short-term incentive plan with a pay-out target of 70% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of the Company’s board of directors. Mr. Kandris is also entitled to participate in the Company’s long-term incentive plan. If Mr. Kandris’s employment relationship with the Company is not terminated by either Mr. Kandris or the Company, with or without cause, prior to July 31, 2024, Mr. Kandris’s employment agreement will terminate on such date.

Upon termination by the Company without cause or resignation by Mr. Kandris for good reason, other than in anticipation of, or on or within twenty-four months after a change-in-control, Mr. Kandris is entitled to receive (i) a cash severance payment equal to twelve months of his base salary, (ii) a cash severance payment equal to 100% of his total target short-term incentive plan award, (iii) on a monthly basis, an additional cash severance payment equal to the portion of the insurance premiums the Company was paying prior to Mr. Kandris’s termination of employment with respect to health insurance benefits coverage previously provided by the Company to Mr. Kandris for a period of twelve months after Mr. Kandris’s date of separation; provided, however, that no such additional cash severance payments shall be made following the effective date of Mr. Kandris’s coverage by a medical, dental or vision insurance plan of a subsequent employer, and (iv) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Kandris prior to Mr. Kandris’s termination which are unvested as of the date of termination.

However, if Mr. Kandris is terminated without cause or resigns for good reason in anticipation of or twenty-four months after a change in control, Mr. Kandris is entitled to (i) a cash severance payment equal to twenty-four months of base salary, (ii) a cash severance payment of 200% of his total target short-term incentive plan award, (iii) on a monthly basis, an additional cash severance payment equal to the portion of the insurance premiums the Company was paying prior to Mr. Kandris’s termination of employment with respect to health insurance benefits coverage previously provided by the Company to Mr. Kandris for a period of twenty-four months after Mr. Kandris’s date of separation; provided, however, that no such additional cash severance payments shall be made following the effective date of Mr. Kandris’s coverage by a medical, dental or vision insurance plan of a subsequent employer, and (iv) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Kandris prior to Mr. Kandris’s termination that are unvested as of the date of termination.

All other terms and conditions of Mr. Kandris’s employment agreement are substantially similar as those contained in Mr. McGregor’s employment agreement.

The description of Mr. Kandris’s employment agreement does not purport to be complete and is qualified in its entirety by reference to Mr. Kandris’s employment agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

Employment Agreement with Robert R. Olander

On August 24, 2023, the Compensation Committee of the board of directors of the Company approved, and effective on September 17, 2023, the Company entered into, a Second Amended and Restated Employment Agreement with Robert R. Olander.

Mr. Olander’s employment agreement provides for at-will employment as the Company’s Chief Financial Officer. Mr. Olander’s annual base salary is approximately $325,000, retroactively effective as of August 1, 2023. Mr. Olander is eligible to participate in the Company’s short-term incentive plan with a pay-out target of 50% of his base salary, to be paid based upon performance criteria set by the Compensation Committee of the Company’s board of directors. Mr. Olander is also entitled to participate in the Company’s long-term incentive plan with a payout target of $250,000. In addition, upon effectiveness of his employment agreement, Mr. Olander received a grant of 58,500 shares of the Company’s common stock which will vest 33% on April 1, 2024, 33% on April 1, 2025 and 34% on April 1, 2026.

Upon termination by the Company without cause or resignation by Mr. Olander for good reason, other than in anticipation of, or on or within twenty-four months after a change-in-control, Mr. Olander is entitled to receive (i) a cash severance payment equal to twelve months of his base salary, (ii) a cash severance payment equal to 100% of his total target short-term incentive plan award, (iii) on a monthly basis, an additional cash severance payment equal to the portion of the insurance premiums the Company was paying prior to Mr. Olander’s termination of employment with respect to health insurance benefits coverage previously provided by the Company to Mr. Olander for a period of twelve months after Mr. Olander’s date of separation; provided, however, that no such additional cash severance payments shall be made following the effective date of Mr. Olander’s coverage by a medical, dental or vision insurance plan of a subsequent employer, and (iv) accelerated vesting of 25% of all shares or options subject to any equity awards granted to Mr. Olander prior to Mr. Olander’s termination which are unvested as of the date of termination.

However, if Mr. Olander is terminated without cause or resigns for good reason in anticipation of or twenty-four months after a change in control, Mr. Olander is entitled to (i) a cash severance payment equal to twenty-four months of base salary, (ii) a cash severance payment of 200% of his total target short-term incentive plan award, (iii) on a monthly basis, an additional cash severance payment equal to the portion of the insurance premiums the Company was paying prior to Mr. Olander’s termination of employment with respect to health insurance benefits coverage previously provided by the Company to Mr. Olander for a period of twenty-four months after Mr. Olander’s date of separation; provided, however, that no such additional cash severance payments shall be made following the effective date of Mr. Olander’s coverage by a medical, dental or vision insurance plan of a subsequent employer, and (iv) accelerated vesting of 100% of all shares or options subject to any equity awards granted to Mr. Olander prior to Mr. Olander’s termination that are unvested as of the date of termination.

All other terms and conditions of Mr. Olander’s employment agreement are substantially similar as those contained in Mr. McGregor’s employment agreement.

The description of Mr. Olander’s employment agreement does not purport to be complete and is qualified in its entirety by reference to Mr. Olander’s employment agreement, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

10.1	Second Amended and Restated Employment Agreement For Bryon T. McGregor effective as of September 17, 2023 by and between Alto Ingredients, Inc. and Bryon T. McGregor.

10.2	Third Amended and Restated Employment Agreement For Michael D. Kandris effective as of September 18, 2023 by and between Alto Ingredients, Inc. and Michael D. Kandris.

10.3	Second Amended and Restated Employment Agreement For Robert R. Olander effective as of September 17, 2023 by and between Alto Ingredients, Inc. and Robert R. Olander.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2023	ALTO INGREDIENTS, INC.

	By:	/S/ AUSTE M. GRAHAM
Auste M. Graham,
Vice President, General Counsel & Secretary